EXHIBIT 32
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                Certification required by 18 U.S.C. Section 1350
      (as adopted pursuant to Section 906of the Sarbanes-Oxley Act of 2002)


I, Shevach Saraf, as Chairman, President, Chief Executive Officer, Treasurer and Chief Financial Officer of Solitron Devices, Inc., (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

     1. the accompanying Quarterly Report on Form 10-QSB of the Company for the quarterly period ended August 31, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 20, 2003                        /s/ Shevach Saraf
                                               ---------------------------------
                                               Shevach Saraf
                                               Chairman, President,
                                               Chief Executive Officer,
                                               Treasurer and
                                               Chief Financial Officer